EXHIBIT 99.906CERT

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF

ARIEL INVESTMENT TRUST

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Mellody Hobson, am President (principal executive officer) of Ariel Investment Trust (the “Registrant”).

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended March 31, 2009 (the “Report”).

I hereby certify that to the best of my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2009

/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF

ARIEL INVESTMENT TRUST

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Thomas Herman, am Chief Financial Officer (principal financial officer) of Ariel Investment Trust (the “Registrant”).

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSR for the period ended March 31, 2009 (the “Report”).

I hereby certify that to the best of my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2009

/s/ Thomas Herman
Thomas Herman
Chief Financial Officer and Principal Financial Officer